UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2019
HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-222275	82-3620361
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On February 26, 2019, HighPoint Resources Corporation (the "Company") issued a press release containing financial and operating results for the quarter and year ended December 31, 2018, certain unaudited operating results for year-end 2018 and certain operating guidance for 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company plans to host a webcast and conference call at 10:00 a.m. Eastern time (8:00 a.m. Mountain time) on Wednesday, February 27, 2019 to discuss these results. The webcast may be accessed at the Company’s website (www.hpres.com), or by telephone by calling 855-760-8152 (631-485-4979 international callers) with passcode 2991479. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available through Wednesday, March 6, 2019 at 855-859-2056 (404-537-3406 international) with passcode 2991479.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.    Regulation FD Disclosure

Fourth Quarter 2018 Results Webcast and Conference Call

The Company plans to host a webcast and conference call at 10:00 a.m. Eastern time (8:00 a.m. Mountain time) on Wednesday, February 27, 2019 to discuss its financial and operating results for the fourth quarter of 2018. The webcast may be accessed at the Company’s website (www.hpres.com), or by telephone by calling 855-760-8152 (631-485-4979 international callers) with passcode 2991479. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available through Wednesday, March 6, 2019 at 855-859-2056 (404-537-3406 international) with passcode 2991479.

All statements in the webcast and conference call, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Update

A February 2019 Corporate Update will be posted to the Company's website (www.hpres.com) prior to the start of the webcast and conference call scheduled at 10:00 a.m. Eastern time (8:00 a.m. Mountain time) on Wednesday, February 27, 2019.

All statements in the presentation, other than statements of historical fact, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.    Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the year ended December 31, 2018 are set forth in Exhibit 99.2.

(d)	Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release, dated February 26, 2019.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 26, 2019	HIGHPOINT RESOURCES CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release, dated February 26, 2018.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the year ended December 31, 2018.